GATEWAY FUND

Supplement Dated December 15, 2006
To The
Prospectus Dated May 1, 2006

The following material supplements the Prospectus dated May 1, 2006, for the Gateway Fund (the “Fund”), a series of The Gateway Trust (the “Trust”) in connection with the appointment of Paul R. Stewart as co-portfolio manager for the Fund. Mr. Stewart will share responsibility for managing the Fund’s investments with J. Patrick Rogers, who has managed the Fund since 1994. No changes to the Fund’s investment objective or its management strategy are anticipated in connection with Mr. Stewart’s appointment as co-portfolio manager.

Accordingly, as of the effective date of this supplement, page 10 of the Gateway Fund prospectus dated May 1, 2006, is replaced in its entirety by the following:

About The Investment Adviser

Gateway Investment Advisers, L.P. (the “Adviser”) has acted as the investment adviser for the Fund since December 15, 1995. It is located at Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209. The predecessor to the Adviser was Gateway Investment Advisers, Inc. which provided the same services to the Fund prior to December 15, 1995. As of November 30, 2006, the Adviser had over $6.9 billion in assets under management, including approximately $3.3 billion in assets invested in the Fund. The Adviser provides the Fund with investment research and advice, as well as administration, accounting, transfer agency and shareholder services.

Co-Portfolio Manager Profiles

J. Patrick Rogers, CFA
Co-Portfolio Manager from December 2006
Portfolio Manager from 1997 to December 2006
Co-Portfolio Manager from 1994 to 1997
MBA Xavier University 1994
BBA University of Notre Dame 1986
Age 42

Mr. Rogers joined Gateway Investment Advisers, Inc., general partner of the Adviser, in 1989 and has been its chief executive officer since 2006, its president and a member of its board of directors since 1995, and served as its chief investment officer from 1995 to 2005. He is the co-portfolio manager for the Fund and the president and a Trustee of the Trust.

Paul R. Stewart, CFA, CPA
Co-Portfolio Manager from December 2006
BBA Ohio University 1988
Age 41

Mr. Stewart joined the Adviser in 1995. He served as treasurer of the Trust through 1999 and as chief financial officer of the Adviser through 2003. He became a senior vice president of the Adviser and began working in the area of portfolio management in 2000. Mr. Stewart was appointed chief investment officer of the Adviser in January 2006 and vice president of the Trust in October 2006.

The Statement of Additional Information provides additional information about Mr. Rogers' and Mr. Stewart’s compensation, other accounts managed by each of them and their ownership of shares of the Fund.

THE GATEWAY TRUST

GATEWAY FUND

STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 15, 2006

This Statement is not a prospectus but should be read in conjunction with the supplement to the prospectus dated December 15, 2006 and the current prospectus of the Gateway Fund dated May 1, 2006. The financial statements and independent auditors’ report required to be included in this Statement of Additional Information are incorporated herein by this reference to the annual report of the Gateway Fund for the fiscal year ended December 31, 2005. A copy of the prospectus, the supplement or annual report may be obtained from the Trust by written or telephone request directed to the Trust at the address or the telephone number shown below.

The supplement of the Gateway Fund dated December 15, 2006 and the prospectus dated May 1, 2006 are also incorporated herein by reference.

P. O. Box 5211
Cincinnati, Ohio 45201-5211
(800) 354-6339

TABLE OF CONTENTS

INTRODUCTION	2
General Information About The Gateway Trust	2
INVESTMENT OBJECTIVES AND PRACTICES	2
Gateway Fund	2
OPTION TRANSACTIONS	2
Selling Covered Call Options	2
Selling Covered Put Options	2
Purchase Of Put And Call Options	3
Options On Securities Indexes	3
Covered Index Call Options Sold By The Gateway Fund	3
INVESTMENT PRACTICES, RISKS AND RESTRICTIONS	3
Other Investment Practices	3
Certain Risks	4
Investment Restrictions	4
Portfolio Turnover	5
Disclosure of Portfolio Holdings	5
SHAREHOLDER SERVICES	6
Open Account	6
Automatic Investment Program	6
IRAs	6
Systematic Withdrawal Program	7
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	7
INVESTMENT ADVISORY AND OTHER SERVICES	8
Gateway Investment Advisers, L.P.	8
Gateway Fund Portfolio Managers	8
Gateway Fund Management Agreement	9
Distribution Plan For The Gateway Fund	10
Custodian	10
Shareholder Servicing, Transfer, Dividend Disbursing And Financial Servicing Agent	10
BROKERAGE	11
CODE OF ETHICS	12
PROXY VOTING POLICIES	12
Conflicts Of Interest	12
How To Obtain Additional Information	12
ADDITIONAL TAX MATTERS	13
Federal Tax Matters	13
State And Local Tax Aspects	13
TRUSTEES AND OFFICERS OF THE TRUST	13
Standing Committees	14
Beneficial Ownership of Equity Securities in the Gateway Fund as of December 31, 2005	14
Trustee Compensation	14
Shareholder Meetings And Voting	15
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS	15
PRINCIPAL HOLDERS OF FUND SHARES	16
APPENDIX A (Proxy Voting Guidelines Summary)	17

INTRODUCTION

General Information About The Gateway Trust

The Gateway Trust (the “Trust”) is an Ohio business trust which is authorized to establish and operate one or more separate series of mutual funds (herein referred to as “funds” or individually as a “fund”). Each fund has its own investment policies, restrictions, practices, assets and liabilities. Each fund is represented by a separate series of shares of beneficial interest in the Trust (“Shares”). The Trust’s operation is governed by Chapter 1746 of the Ohio Revised Code, by a Second Amended Agreement and Declaration of Trust dated as of December 29, 1992, as amended, and by the Trust’s bylaws, as amended.

At present, there is one series of the Trust:

NAME OF FUND	DATE ORGANIZED	FORMER NAMES
Gateway Fund	1977	Gateway Index Plus Fund until April 30, 1998; Gateway Option Index Fund until March 1990; Gateway Option Income Fund until February 1988; Gateway Option Income Fund, Inc. until May 1986

Gateway Option Income Fund, Inc., the predecessor to the Trust, was organized in 1977 as a Maryland corporation. It was reorganized to become the Trust effective as of May 2, 1986, with the Gateway Option Income Fund as its sole initial fund. As a result of the transaction, shareholders of the corporation on May 2, 1986, became shareholders of the Option Income Fund.

Gateway Investment Advisers, L.P. (the “Adviser”) acts as the Gateway Fund’s investment adviser.

INVESTMENT OBJECTIVES AND PRACTICES

Gateway Fund

The investment objective of the Gateway Fund (the "Fund") is to capture the majority of the higher returns associated with equity market investments, while exposing investors to significantly less risk than other equity investments. Descriptions of the Fund’s current investment practices and strategies and certain risk factors applicable to the Fund are set forth under the caption “INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES” in the
Fund’s prospectus.

The Gateway Fund invests in a diversified portfolio of common stocks. The Fund sells index call options on the S&P 500 Index and other stock indexes, and, when appropriate, the Fund enters into closing purchase transactions with respect to such options. The Fund also purchases put options on securities indexes. In addition, the Fund has authority to, and when deemed appropriate may, sell put options and purchase call options on securities indexes.

The Gateway Fund is a diversified, open-end management investment company.

OPTION TRANSACTIONS

This section contains a brief general description of various types of options, certain option trading strategies and some of the risks of option trading. It is included to help a shareholder understand the investment practices of the Fund. It is easier to understand index options if you understand options on individual stocks. For this reason, the first three parts of this section discuss individual stock options.

Selling Covered Call Options

A covered call option is an option sold on a security owned by the seller of the option. If the option is exercised by the purchaser during the option period, the seller is required to deliver the underlying security against payment of the exercise price. The seller’s obligation terminates upon expiration of the option period or when the seller executes a closing purchase transaction with respect to such option.

The seller of a covered call option gives up, in return for the premium, the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the seller retains the risk of loss from a decline in the value of the underlying security during the option period. Although the seller may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the seller. If such an option expires unexercised, the seller realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the seller. A more complete description of the details and risks involved in selling covered call options is set forth below under the caption “Covered Index Call Options Sold By The Gateway Fund.”

Selling Covered Put Options

The seller of a covered put option has the obligation to buy, and the purchaser the right to sell, the underlying security at the exercise price during the option period. To cover a put option, a seller usually deposits U. S. government securities (or other high-grade debt obligations) in a segregated account at the seller’s custodian. The value of the deposited securities is equal to or greater than the exercise price of the underlying security. The value of the deposited securities is marked to market daily and, if necessary, additional assets are placed in the segregated account to maintain a value equal to or greater than the exercise price. The seller maintains the segregated account so long as it is obligated as the seller. The obligation of the seller is terminated when the purchaser exercises the put option, when the option expires or when a closing purchase transaction is effected by the seller.

The seller’s gain on the sale of a put option is limited to the premium received plus interest earned on its segregated account. The seller’s potential loss on a put option is determined by taking into consideration the exercise price of the option, the market price of the underlying security when the put is exercised, the premium received and the interest earned on its segregated account. Although a seller risks a substantial loss if the price of the stock on which it has sold a put option drops suddenly, the seller can protect itself against serious loss by entering into a closing purchase transaction.
The degree of loss will depend upon the seller’s ability to detect the movement in the stock’s price and to execute a closing transaction at the appropriate time.

To comply with state securities requirements, the Fund will not sell any covered put option if, as a result, the Fund would have to invest more than 50% of its total assets (taken at current value) to meet its obligation upon the exercise of put options.

Purchase Of Put And Call Options

Put options can be employed to protect against declines in the market value of portfolio securities or to attempt to retain unrealized gains in the value of portfolio securities. Put options might also be purchased to facilitate the sale of portfolio securities. Call options can be purchased as a temporary substitute for the purchase of individual stocks, which then could be purchased in orderly fashion. Upon the purchase of the stocks, the purchaser would normally terminate the call position.

The purchase of both put and call options involves the risk of loss of all or part of the premium paid. If the price of the underlying stock does not rise (in the case of a call) or drop (in the case of a put) by an amount at least equal to the premium paid for the option contract, the purchaser will experience a loss on the option contract equal to the deficiency.

Options On Securities Indexes

The Gateway Fund is authorized to purchase index put and call options. The Fund limits its aggregate investment in premiums on put and call options to an amount not exceeding 5% of its net assets. An option on a securities index is generally similar to an option on an individual stock, but an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the index option times a specified multiple ($100 in the case of the S&P 500 Stock Index). The seller of index options may realize a gain or loss according to movement in the level of securities prices in that index and in the securities markets generally.

Covered Index Call Options Sold By The Gateway Fund

The Gateway Fund sells index call options. Frequently the Fund executes a closing purchase transaction with respect to the option it has sold and sells another option (with either a different exercise price or expiration date or both). The Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When the Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, the Fund establishes an escrow account. The Trust’s Custodian (or a securities depository acting for the Custodian) acts as the Trust’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in the Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or the Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by the Fund. The Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When the Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the Securities and Exchange Commission (“the SEC”). The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price no greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U. S. government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). The Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, the Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by the Fund may exercise the option at a price fixed as of the closing level of the index on the date of exercise. Unless the Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time the Fund is able to sell the securities. If the Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incurring interest charges. If trading is interrupted on the index, the Fund would not be able to close out its option positions.

INVESTMENT PRACTICES, RISKS AND RESTRICTIONS

Other Investment Practices

The Gateway Fund may hold cash for purposes of liquidity. It generally will hold cash reserves for the purpose of paying expenses and share redemptions and may hold cash received from the sale of its shares which has not yet been invested.

The Adviser may determine from time to time that, for temporary defensive purposes, the Fund should reduce (and in periods of unusual market conditions reduce substantially or liquidate entirely) its investment in common stock. For temporary defensive purposes, the Fund may hold up to 100% of its assets in cash.

Cash is normally invested in repurchase agreements. Cash may also be invested in securities of the U. S. government or any of its agencies, bankers’ acceptances, commercial paper or certificates of deposit (collectively “cash instruments”). Commercial paper investments will be limited to investment grade issues rated A-1 or A-2 by Standard & Poor’s or Prime-1 or Prime-2 by Moody’s Investors Service, Inc. Certificates of deposit investments will be limited to obligations of domestic banks with assets of $1 billion or more.

Repurchase agreements are instruments under which the Fund buys securities suitable for investment under its policies and obtains the concurrent agreement of the seller (usually a bank) to repurchase such securities at an agreed-upon date, price and interest rate. Investments in repurchase agreements are subject to the risk that the selling bank may default in its repurchase obligation. However, not more than 5% of the Fund’s total assets may be invested in repurchase agreements which have a maturity longer than seven days.

Certain Risks

The success of the Fund’s option strategy depends upon the ability of the Adviser to identify an appropriate index in which to invest and the Adviser’s ability to enter into transactions involving index options at appropriate times in the stock market cycle. In pursuing this course, the Adviser is subject to the risks of change in general economic conditions, adverse developments in specific industries and factors affecting the performance of individual stocks.

In addition to common stock of U.S. companies, the Fund may invest in foreign issuers by purchasing American Depositary Receipts (“ADRs”). ADRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying foreign stock. To the extent the Fund invests in ADRs, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If the Fund’s portfolio is over-weighted in a certain geographic region any negative development affecting that region will have a greater impact on the Fund than a fund that is not over-weighted in that region.

To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

1.
purchase any security if, as a result, it would then hold more than 10% of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10% of the outstanding voting securities of an issuer.

2.
purchase any security if, as a result, it would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including predecessors) less than three years old and in equity securities for which market quotations are not readily available.

3.	purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities).

4.
make short sales of securities or maintain a short position (a) unless, at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable (without payment of any further consideration) for securities of the same issue as, and equal in amount to, the securities sold short, and (b) unless not more than 10% of the Fund’s net assets (taken at current value) are held as collateral for such sales at any one time.

It is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes. It is the present intention of management that short sales of securities subject to outstanding options will not be made.

5.
borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and only in amounts not in excess of 5% of its total assets (except to meet redemption requests as discussed below), taken at the lower of cost or market.

In order to meet redemption requests without immediately selling any portfolio securities, it may borrow an amount up to 25% of the value of its total assets including the amount borrowed. If, due to market fluctuations or other reasons, the value of its assets falls below 400% of its borrowing, the Fund will reduce its borrowing which may result in it being required to sell securities at a time when it may otherwise be disadvantageous to do so. This borrowing is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. However, the Fund might be deemed to be engaged in leveraging in that any such borrowing will enable the Fund to continue to earn money on investments which otherwise may have been sold in order to meet redemption requests.

6.	pledge more than 10% of its total assets, taken at market value. The deposit in escrow of underlying securities in connection with the writing of call options is not deemed to be a pledge.

7.
purchase or retain securities of any company if, to the knowledge of the Trust, officers and trustees of the Trust or of the Adviser who individually own more than ½ of 1% of the securities of that company together own beneficially more than 5% of such securities.

8.
buy or sell commodities or commodities futures or options contracts, or real estate or interests in real estate, although it may purchase and sell (a) securities which are secured by real estate, and (b) securities of companies which invest or deal in real estate.

9.	act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.

10.	make investments for the purpose of exercising control or management.

11.	participate on a joint or joint and several basis in any trading account in securities.

12.	purchase any security restricted as to disposition under the federal securities laws.

13.	invest in securities of other investment companies, except as part of a merger, consolidation or other acquisition.

14.	invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs.

15.
make loans, except through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions (subject to the limitation in paragraph 12 above), and except through repurchase agreements.

No more than 5% of the Fund’s assets will be invested in repurchase agreements which have a maturity longer than seven days. In addition, the Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the Investment Company Act of 1940. The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.

16.
purchase any security (other than U. S. government obligations) if, as a result thereof, less than 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities and other securities which, for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. All of the funds in the Trust taken as a group also must satisfy this 10% test.

17.	concentrate the investments in a single industry nor invest more than 25% of the current value of its total assets in a single industry.

18.
sell call or put options, or purchase call or put options, except that the Fund may (i) sell covered call options with respect to all of its portfolio securities or with respect to securities indexes; (ii) purchase exchange-traded put and call options, provided that after any such purchase not more than 5% of the Fund’s net assets would be invested in premiums on the purchase of put and call options or combinations thereof; (iii) sell covered put options, provided that after any such sale the Fund would not have more than 50% of its total assets (taken at current value) subject to being invested on the exercise of put options; and (iv) enter into closing purchase transactions with respect to such options.

The Trust has no fundamental policy with respect to the issuance of senior securities by the Fund; however, the Investment Company Act of 1940 prohibits the Trust’s issuance of any such securities.

In addition to the above fundamental policies, the following are non-fundamental policies:

▪	The Fund will limit its investment in warrants to no more than 5% of its assets. The Adviser has no current intention of causing the Fund to invest in warrants in the coming year.
▪
The Fund will not purchase additional portfolio securities while borrowings in excess of 5% of the Fund’s total assets are outstanding. The Adviser has no current intention of causing the Fund to borrow in excess of 5% of its total assets in the coming year.

Portfolio Turnover

For the year ended December 31, 2004, the Fund had a portfolio turnover ratio of 71%, which is relatively high in comparison to the Fund’s historical and anticipated future rates of portfolio turnover. The increase in 2004 was exclusively a result of the transition from owning all 500 stocks in the S&P 500 Index to the current approach in which the Fund holds a diversified stock portfolio designed to support the Fund's index-option-based risk management strategy as efficiently as possible while seeking to enhance the Fund's total return. This transition took place during the third and fourth quarters of 2004. The Fund’s portfolio turnover ratio for the year ended December 31, 2005 was 15%. It is anticipated that the Fund’s portfolio turnover ratio will remain below 50% in the foreseeable future.

Disclosure of Portfolio Holdings

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings, as filed with the SEC, to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (e.g., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser and the Fund's Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services, and pricing services. This information is disclosed to third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client privilege), (iii) confidentiality required by fiduciary principles (e.g. custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Additionally, the Fund may release portfolio holdings to third party rating agencies and data reporting platforms on a periodic basis. In these instances, portfolio holdings will be supplied no more often than quarterly and on a delayed basis in order to ensure that the information cannot be used to take advantage of material inside information.
Except as described above, the Fund is prohibited from entering into any arrangements with any person to make information available about the Fund’s portfolio holdings without the specific approval of the Board of Trustees. The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether it is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.

SHAREHOLDER SERVICES

The Adviser serves as the Trust’s shareholder servicing, transfer, dividend disbursing and financial servicing agent (the “Servicing Agent”). In this capacity, it performs various shareholder services on behalf of the Trust.

Open Account

The Fund’s regular account for investors who purchase its shares is the Open Account. The Open Account facilitates regular purchases of Fund shares over a period of years and provides the option of receiving dividends and distributions either in cash or in Fund shares. The Trust does not charge for the automatic reinvestment of dividends and distributions.

The Servicing Agent maintains a record of the investor’s purchases, redemptions and share balances in the investor’s Open Account. Shortly after each purchase, the Servicing Agent will mail a confirmation to the investor showing the shares purchased, the exact price paid for the shares and the total number of shares owned. Share certificates will not be issued.

Upon opening an account, the investor may elect either of the following options: (1) reinvestment at net asset value of all distributions, or (2) payment in cash of all distributions. If no election is made, all distributions will be reinvested at net asset value. An election may be changed by a letter or telephone call to the Servicing Agent. No annual maintenance fees are charged by the Trust on any Open Account. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

Automatic Investment Program

Investors can arrange to use our Automatic Investment Program by either making the election on the New Account Application or by contacting Shareholder Services at (800) 354-6339 for the appropriate forms. With this service, investors purchase additional shares by having a predetermined amount of $100 or more automatically transferred from a bank account to the Trust on a monthly or quarterly basis. Changes to an Automatic Investment Program, including discontinuing participation, must be in writing and sent to The Gateway Trust, Shareholder Services, P. O. Box 5211, Cincinnati, OH 45201-5211. All changes to the Automatic Investment Program must be received by The Trust at least five business days prior to the next scheduled transfer.

IRAs

Investors may purchase shares of the Fund through Individual Retirement Accounts (“IRAs”) which are permitted to invest in shares of a mutual fund. The Trust itself sponsors a traditional IRA (the “Gateway Traditional IRA”) and a Roth IRA (the “Gateway Roth IRA”) or jointly as a “Gateway IRA.” A Gateway IRA can be adopted by an investor and is specifically designed to permit the investor to invest in shares of the Fund. The custodian of the Gateway IRA is U.S. Bank, N.A. Investors can obtain forms to establish a Gateway IRA by calling Shareholder Services at
(800) 354-6339.

An IRA is a special program with certain tax benefits that generally permits an investor to establish and contribute to his or her own retirement plan. For detailed information about a Gateway IRA, please refer to the Agreement and Disclosure Statement for the appropriate Gateway IRA. Agreements and Disclosure Statements can be obtained by calling Shareholder Services at (800) 354-6339.

An investor may make a direct transfer of assets from one IRA to a Gateway IRA by directing the existing IRA custodian or trustee to transfer directly to a Gateway IRA the amount held in that prior IRA, without directly receiving those funds or being taxed on the transfer. There is no minimum holding period for a direct transfer of IRA assets from one custodian or trustee to another. Call Shareholder Services at (800) 354-6339 to obtain the appropriate transfer form.

A Gateway Traditional IRA is eligible to receive direct rollovers of distributions from a qualified employer plan. An investor can make a direct rollover by instructing the employer’s plan to wire the distribution to U.S. Bank, N.A. as custodian for the Gateway Traditional IRA. The distribution should be wired to:

The Gateway Trust c/o U.S. Bank, N.A.
ABA #042-0000-13
Cincinnati, OH
Name (insert investor name)
Gateway Fund Account No. (insert investor account number)

An investor can also make a direct rollover to a Gateway Traditional IRA by instructing the employer’s plan to prepare a check for the amount to be rolled over payable to “U.S. Bank, N.A., as Custodian of Individual Retirement Account of (insert investor name),” and sending that check to The Gateway Trust. The check can also be delivered in person to The Gateway Trust, or mailed to:

The Gateway Trust
Shareholder Services
P. O. Box 5211
Cincinnati, OH 45201-5211

An investor can make a 60-day rollover of a distribution from a qualified employer plan by instructing the employer’s plan to prepare a check payable to the investor and by endorsing or cashing the check and depositing some or all of the proceeds in a Gateway Traditional IRA. The deposit must be delivered in person to Gateway, or mailed to The Gateway Trust at the above address within 60 days of when the investor receives the distribution. The employer’s plan must withhold 20% of the taxable amount for federal income tax if the investor chooses a 60-day rollover for the distribution.

Some portions of distributions from other IRAs or from tax-qualified profit sharing, stock bonus, pension or annuity plans are not eligible for regular or direct rollovers. For instance, distributions of nontaxable after-tax employee contributions or required minimum payments made after an individual reaches age 70½ cannot be rolled over.

To make a withdrawal from a Gateway IRA, an investor should contact Shareholder Services at (800) 354-6339.

The rules for contributing to, investing under and distributing from IRAs are complex, and any investor should consult with his or her own tax adviser if he or she has any questions with respect to IRAs and to determine if there have been any recent changes to the rules. At the time an IRA is established, the custodian or trustee of the IRA is required by law to provide a disclosure statement to the individual setting forth important information concerning IRAs.

Further information concerning IRAs can be obtained from any district office of the Internal Revenue Service. In particular, Publication 590 of the Internal Revenue Service provides general information as to IRAs.

No annual maintenance fees are charged by the Trust for any account, including IRAs, SEP-IRAs, retirement and pension or profit-sharing plans, including 401(k) plans. The Trust reserves the right to charge annual fees in the future. Shareholders will be notified of any change in the annual fee arrangement.

Systematic Withdrawal Program

If the value of a shareholder’s account is at least $5,000, the shareholder can request withdrawals on either a monthly or a quarterly basis in the minimum amount of $100. The Trust makes no recommendation as to the minimum amount to be periodically withdrawn by a shareholder. A sufficient number of shares in the shareholder’s account will be sold periodically (normally one business day prior to each withdrawal payment date) to meet the requested withdrawal payments.

If a shareholder participates in the Systematic Withdrawal Program, all dividends and distributions on shares held in the account will be reinvested in additional shares at net asset value. Since the withdrawal payments represent the proceeds from sales of the Fund shares, there will be a reduction, and there could even be an eventual depletion, of the amount invested in the Fund to the extent that withdrawal payments exceed the dividends and distributions paid and reinvested in shares. Withdrawals under the Systematic Withdrawal Program should not, therefore, be considered a yield on investment. A shareholder can make arrangements to use the Systematic Withdrawal Program (or discontinue participation) by contacting Shareholder Services at (800) 354-6339.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are purchased and redeemed at its net asset value as next determined following receipt of the purchase order or redemption notice. Redemptions under the Systematic Withdrawal Program and installment distributions from IRAs are effected at the net asset value next determined on or after the date designated for the redemption or distribution.

In addition to orders received directly by the Trust’s Servicing Agent, the Trust has authorized various third-party brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust’s behalf. In instances where orders are taken by these brokers, the Trust will be deemed to have received a purchase or redemption order when the authorized broker or, if applicable, a broker’s authorized designee, accepts the order. This order will be priced at the Fund’s net asset value next computed after it is accepted by the authorized broker or the broker’s authorized designee.

Certificates for shares of the Fund will not be issued.

The minimum initial investment is $1,000 ($500 for IRAs). The minimum additional investment is $100, subject to certain exceptions such as investments by the Adviser’s employees, by participants in an SEP-IRA program and by participants in the Automatic Investment Program. The Trust reserves the right to accept or reject any purchase order of the Fund.

There is no minimum or maximum applicable to redemption of shares of the Fund. The Trust, however, reserves the right to redeem a shareholder’s account(s) under certain circumstances. The shareholder will receive at least 60 days’ written notice prior to the redemption of the account(s).

The Trust may redeem a shareholder’s account(s) in the Fund when the aggregate value of the shareholder’s account(s) falls below $800 (other than as a result of market action). The shareholder may prevent such redemption by increasing the value of the account(s) to $1,000 or more within the 60-day period.

The Trust will redeem a shareholder’s account if the shareholder does not provide a valid U. S. social security number or taxpayer identification number or other requested documents.

Signature guarantees are required for all redemptions (on the date of receipt by the servicing agent of all necessary documents), regardless of the amount involved, when the proceeds are to be paid to someone other than the registered owner(s). The signature guarantee requirement may be waived by the Trust in certain instances. The Trust also reserves the right to require a signature guarantee on any instructions or redemptions given to the Trust for any reason. The purpose of signature guarantees is to prevent fraudulent redemptions which could result in losses to the Trust, the servicing agent or shareholders. A signature guarantee will be accepted from banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions (if authorized by state law), national securities exchanges, registered securities associations, clearing agencies and savings associations. Notary publics are unacceptable guarantors. The signature guarantees must appear either (a) on the written request for redemption; (b) on a stock power which should specify the total number of shares to be redeemed; or (c) on all stock certificates tendered for redemption.

The right of redemption may be suspended or the date of payment postponed (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) when trading in any of the markets which a fund normally utilizes is restricted as determined by the SEC; (c) if any emergency exists as defined by the SEC so that disposal of investments or determination of the Fund’s net asset value is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for protection of the Trust’s shareholders.

The Trust has elected to be governed by Rule18f-1 of the Investment Company Act which obligates the Fund to redeem shares in cash with respect to any one shareholder during any 90-day period up to the lesser of $250,000 or 1% of the assets of the Fund. Although payment for redeemed shares generally will be made in cash, under abnormal circumstances the Board of Trustees of the Trust may determine to make payment in securities owned by the Fund. In such event, the securities will be selected in such manner as the Board of Trustees deems fair and equitable, in which case brokerage and other costs may be incurred by such redeeming shareholders in the sale or disposition of their securities. To date, all redemptions have been made in cash.

The Trust reserves the right to modify or terminate any purchase, redemption or other shareholder service procedure upon notice to shareholders.

Purchases and redemptions generally may be effected only on days when the stock and options exchanges are open for trading. These exchanges are closed on Saturdays and Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

INVESTMENT ADVISORY AND OTHER SERVICES

Gateway Investment Advisers, L.P.

Gateway Investment Advisers, L.P., (the “Adviser”), a Delaware limited partnership, has acted as the investment adviser for the Fund since
December 15, 1995. Gateway Investment Advisers, Inc. (“GIA”) provided investment advisory services to the Fund from its formation until December 15, 1995. The Adviser became the successor in interest to the assets, business and personnel of GIA which was organized in June 1977. GIA is the general partner of the Adviser with a 74.66% ownership interest. Walter G. Sall, Chairman and a Trustee of the Trust, and J. Patrick Rogers, the portfolio manager of the Fund, and President and a Trustee of the Trust, together own of record and beneficially 100% of the outstanding shares of GIA and thereby control the Adviser. Mr. Sall is Chairman and a director of GIA and Mr. Rogers is its Chief Executive Officer, President and a director.

Gateway Fund Portfolio Managers

J. Patrick Rogers, CFA, and Paul R. Stewart, CFA, CPA are the portfolio managers responsible for the day-to-day management of the Fund. As of October 31, 2006, Mr. Rogers was responsible for day-to-day management of 5 registered investment company accounts (excluding the Fund) having assets of approximately $2.8 billion in the aggregate and Mr. Stewart was not responsible for day-to-day management of any registered investment company accounts other than the Fund. Mr. Rogers was responsible for the day-to-day management of 1 other pooled investment vehicle having assets of approximately $60 million and 70 other accounts having assets of approximately $763 million in the aggregate, while Mr. Stewart was responsible for the day-to-day management of 1 pooled investment vehicle having assets of approximately $60 million and 74 other accounts having assets of approximately $774 million in the aggregate. Neither Mr. Rogers nor Mr. Stewart managed any accounts having a performance based investment advisory fee.

The portfolio managers manage all of the accounts described in the preceding paragraph using investment strategies similar to that of the Fund. Fees earned by the Adviser may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Mr. Rogers and Mr. Stewart are compensated for their services by the Adviser. Their compensation consists of a fixed salary, bonuses related to the financial performance of the Adviser (but not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan. As of October 31, 2006, Mr. Rogers beneficially owned shares of the Fund worth more than $1 million and Mr. Stewart beneficially owned shares of the Fund worth between $100,001 and $500,000.

Gateway Fund Management Agreement

The Trust has retained the Adviser under an investment advisory contract (the “Management Agreement”) to act as investment manager and in such capacity supervise the investments of the Fund, subject to the policies and control of the Board of Trustees of the Trust. The Management Agreement for the Fund became effective January 1, 2006. Services were provided by the Adviser prior to that date under investment advisory contracts beginning January 1, 1999 as well as December 15, 1995, and previously by GIA under a similar contract prior to December 15, 1995.

Pursuant to the Management Agreement, the Adviser, at its sole expense, provides the Fund with (i) investment recommendations regarding such fund’s investments; (ii) office space, telephones and other office equipment; and (iii) clerical and secretarial staff and the services, without additional compensation, of all officers of the Trust. In addition, the Adviser has agreed to bear (i) expenses incurred in connection with association membership dues, except the annual dues of the Trust for its membership in the Investment Company Institute, which shall be paid by the Trust; (ii) expenses of printing and distributing all Fund registration statements, prospectuses and reports to current Fund shareholders; (iii) costs of printing and transmitting reports to governmental agencies; and (iv) printing and mailing costs. The Management Agreement further provides that under certain circumstances the Adviser may cause the Fund to pay brokerage commissions in order to enable the Adviser to obtain brokerage and research services for its use in advising the Fund and the Adviser’s other clients, provided that the amount of commission is determined by the Adviser, in good faith and in the best interests of the Fund, to be reasonable in relation to the value of the brokerage and research services provided.

The Management Agreement provides that all expenses not specifically assumed by the Adviser which may be incurred in the operation of the Trust and the offering of its shares will be borne by the Trust. Expenses to be borne by the Trust include:

▪	expenses of continuing the Trust’s existence;
▪	fees and expenses of trustees not employed by the Adviser;
▪	expenses incurred by the Fund pursuant to the Fund’s Distribution Plan;
▪	expenses of registering or qualifying the Trust or its shares under federal and various state laws and maintaining and updating such registrations and qualifications on a current basis;
▪	interest expenses, taxes, fees and commissions of every kind; expenses of issue, including cost of share certificates;
▪	repurchases and redemption of shares;
▪	charges and expenses of custodians, transfer agents, fund accountants, shareholder servicing agents, dividend disbursing agents and registrars;
▪	expenses of valuing shares of the Fund;
▪	auditing, accounting and legal expenses;
▪	expenses of shareholder meetings and proxy solicitations therefore;
▪	insurance expenses;
▪	membership fees of the Investment Company Institute;
▪
and all “extraordinary expenses” as may arise, including all losses and liabilities in administrating the Trust; expenses incurred in connection with litigation proceedings and claims and the legal obligations of the Trust to indemnify its officers, trustees and agents with respect thereto.

A majority of the Board of Trustees of the Trust and a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Adviser Contracts, voting separately, shall determine which expenses shall be characterized as “extraordinary expenses.”

In return for the services and facilities furnished by the Adviser under the Management Agreement, the Fund pays the Adviser a management fee (the “Management Fee”) at (a) the annual rate of 0.925% of the average value of the daily net assets of the Fund; minus (b) the amount of the Fund’s expenses incurred pursuant to its Distribution Plan. In addition, as long as the Adviser is providing transfer agency, fund accounting and other services pursuant to the Services Agreement with the Trust dated January 1, 1998, the Adviser shall receive no separate compensation for such services with respect to the Fund during the term of the Management Agreement.

If total expenses of the Fund for any fiscal year (including the Adviser’s compensation, but exclusive of taxes, interest, brokerage commissions and any “extraordinary expenses” determined as above described) exceed the specified percentage of the Fund’s average daily net asset value for such year, the Management Agreement requires the Adviser to bear all such excess expenses up to the amount of the Management Fee. The applicable expense limitation percentage for the Fund is 1.50% of the Fund’s average daily net asset value. Each month the Management Fee is determined and the Fund’s expenses are projected. If the Fund’s projected expenses are in excess of the above-stated expense limitations, the Management Fee paid to the Adviser will be reduced by the amount of the excess expenses, subject to an annual adjustment; provided, however, that the aggregate annual reduction from the Adviser to the Fund shall not exceed the aggregate Management Fee paid by the Fund to the Adviser for the year.

The Management Fees paid to the Adviser for providing services to the Fund under the Management Agreement were $13,976,000 in 2005, $9,929,000 in 2004, and $6,958,000 in 2003.

The Management Agreement further provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations thereunder, the Adviser is not liable to the Trust or any of its shareholders for any act or omission by the Adviser. The Management Agreement contemplates that the Adviser may act as an investment manager or adviser for others.

The Management Agreement may be amended at any time by the mutual consent of the parties thereto, provided that such consent on the part of the Trust shall have been approved by the vote of a majority of the Board of Trustees of the Trust, including the vote cast in person by a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) of any party to the Management Agreement, and by vote of the shareholders of the applicable fund.

The Management Agreement may be terminated, upon 60 days’ written notice (which notice may be waived) at any time without penalty (i) by the Board of Trustees of the Trust; (ii) by the vote of a majority of the outstanding voting securities of the applicable fund; or (iii) by the Adviser. The Management Agreement terminates automatically in the event of assignment (as that term is defined in the Investment Company Act of 1940) by the Adviser.

The Management Agreement continues in effect through December 31, 2007, and thereafter, provided that its continuance for the Fund for each renewal year is specifically approved in advance (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, and (ii) by vote of a majority of the trustees who are not parties to the Management Agreement or “interested persons” of any party to the Management Agreement (other than as "Independent Trustees of the Trust") by votes cast in person at a meeting specifically called for such purposes.

Distribution Plan For The Gateway Fund

A Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act (the “Plan”) became effective on January 1, 1999, for the Fund. Under the Plan, the Trust may, directly or indirectly, engage in any activities related to the distribution of shares of the Fund, which activities may include, but are not limited to, the following: (a) payments to securities dealers and others that are engaged in the sale of shares, that may be advising shareholders of the Fund regarding the Fund, that hold shares for shareholders in omnibus accounts or as shareholders of record, or that provide shareholder support or administrative services to the Fund and its shareholders; (b) expenses of maintaining personnel who engage in or support distribution; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities; and (e) costs of preparing, printing and distributing sales literature. The expenditures to be made by the Trust pursuant to the Distribution Plan and the basis upon which payment of such expenditures will be made is determined by the Trustees, but in no event may such expenditures exceed in any fiscal year an amount calculated at the rate of 0.50% of the average daily net asset value of the Fund. For the years 2005, 2004 and 2003, expenses under the Plan amounted to 0.35%, annually, of the average daily net asset value of the Fund.

Any amendment that materially increases the amount of expenditures permitted under the Plan must be approved by a vote of a majority of the outstanding voting securities of the Gateway Fund. The Plan may be terminated at any time by the vote of a majority of (i) the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or (ii) the outstanding voting securities of the Gateway Fund. The Adviser, and Walter G. Sall, J. Patrick Rogers and the other officers of the Trust (because of their respective associations with the Adviser), may indirectly benefit from any payments made pursuant to the Plan.

It is anticipated that the Plan will continue to increase or maintain total assets in the Fund and thereby maintain or lower its expense ratio.

Custodian

U.S. Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, acts as custodian of the Trust’s assets (the “Custodian”). Under Custody Agreements with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

Shareholder Servicing, Transfer, Dividend Disbursing And Financial Servicing Agent

The Adviser is the Trust’s Shareholder Servicing, Transfer, Dividend Disbursing and Financial Servicing Agent. The Adviser’s mailing address for its activities as Servicing Agent is The Gateway Trust, Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, OH 45209. As Transfer Agent for the Trust, the Servicing Agent’s general duties include transferring shares, processing applications for new accounts, depositing the payments for the purchase of Fund shares with the Custodian and notifying the Trust and Custodian of such deposits. The Servicing Agent opens and maintains a bookshare account for each shareholder as set forth in the subscription application, maintains records of each shareholder account and sends confirmation of shares purchased to each shareholder. The Servicing Agent also receives and processes requests by shareholders for redemption of shares. If the shareholder request complies with the redemption standards of the Trust, the Servicing Agent will direct the Custodian to pay the appropriate redemption price. If the redemption request does not comply with such standards, the Servicing Agent will promptly notify the shareholder of the reasons for rejecting the redemption request.

As the Dividend Disbursing Agent for the Trust, the Servicing Agent, upon notification of the declaration of a dividend or distribution, will determine the total number of shares issued and outstanding as of the record date for the dividend or distribution and the amount of cash required to satisfy such dividend or distribution. The Servicing Agent will prepare and mail to shareholders dividend checks in the amounts to which they are entitled. In the case of shareholders participating in the dividend reinvestment plan, the Servicing Agent will make appropriate credits to their bookshare accounts. Shareholders will be notified by the Servicing Agent of any dividends or distributions to which they are entitled, including any amount of additional shares purchased with their dividends. In addition, the Servicing Agent will prepare and file with the Internal Revenue Service and with any state, as directed by the Trust, returns for reporting dividends and distributions paid by the Fund.

The Servicing Agent, as the Shareholder Servicing Agent, will open and maintain any plan or program for shareholders in accordance with the terms of such plans or programs (see “Shareholder Services” herein). With regard to the Systematic Withdrawal Program, the Servicing Agent will process such Systematic Withdrawal Program orders as are duly executed by shareholders and will direct appropriate payments to be made by the Custodian to the shareholder. In addition, the Servicing Agent will process such accumulation plans, group programs and other plans or programs for investing shares as provided in the Fund’s current prospectus.

Beginning January 1, 1999, pursuant to the Gateway Fund Management Agreement, the Servicing Agent receives no compensation for its services to Gateway Fund.

BROKERAGE

Transactions on stock and option exchanges involve the payment of negotiated brokerage commissions. In the case of securities traded in the over-the-counter market, there is generally no stated commission but the price usually includes an undisclosed commission or mark-up.

In effecting portfolio transactions for the Fund, the Adviser is obligated to seek best execution, which is to execute the Fund’s transactions where the most favorable combination of price and execution services are available (“best execution”), except to the extent that it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In seeking best execution, the Adviser, in the Fund’s best interest, considers all relevant factors, including:

▪	price;
▪	the size of the transaction;
▪	the nature of the market for the security;
▪	the amount of commission;
▪	the timing of the transaction taking into account market prices and trends;
▪	the reputation, experience and financial stability of the broker-dealer involved;
▪	the quality of service rendered by the broker-dealer in other transactions.

The Adviser may not consider sales of shares of the Fund as a factor in the selection of broker-dealers to execute securities transactions for it, nor may the Fund or the Adviser enter into any agreement or understanding under which the Fund directs brokerage transactions or revenues generated by those transactions to brokers to pay for distribution of Fund shares. Nevertheless, the Fund or the Adviser may place portfolio transactions with brokers or dealers who promote or sell Fund shares so long as such placements are made pursuant to policies approved by the Fund's Board of Trustees that are designed to ensure that the selection is based on the quality of the broker's execution and not on its sales efforts. Closing option transactions are usually effected through the same broker-dealer that executed the opening transaction.

The Trust has no obligation to deal with any broker or dealer in the execution of its transactions. Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over-the-counter transactions. The Trust may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser’s obligation to obtain best qualitative execution.

While the Adviser does not intend to limit the placement of orders to any particular broker or dealer, the Adviser generally gives preference to those brokers or dealers who are believed to give best execution at the most favorable prices and who also provide research, statistical or other services to the Adviser and/or the Trust. Commissions charged by brokers who provide these services may be higher than commissions charged by those who do not provide them. Higher commissions are paid only if the Adviser determines that they are reasonable in relation to the value of the services provided, and it has reported to the Board of Trustees of the Trust on a periodic basis to that effect. The availability of such services was taken into account in establishing the Advisory Fee. Specific research services furnished by brokers through whom the Trust effects securities transactions may be used by the Adviser in servicing all of its accounts. Similarly, specific research services furnished by brokers who execute transactions for other Adviser clients may be used by the Adviser for the benefit of the Trust.

The Adviser has agreements with Bridge Trading Co. (“Bridge”), UBS Financial Services Inc., Bank of New York, and Bear Stearns & Co., Inc. to direct brokerage transactions to them in exchange for research services provided to the Adviser. For the fiscal year ended December 31, 2005, the Trust paid brokerage commissions to Bridge of $28,975 for effecting brokerage transactions totaling $50,029,753. During the same period, the Trust paid brokerage commissions to UBS Financial Services Inc. of $264,600 for effecting brokerage transactions totaling $190,993,324. In addition, the Trust paid brokerage commissions to the Bank of New York of $73,970 for effecting brokerage transactions totaling $95,926,105 and brokerage commissions to Bear Stearns & Co., Inc. of $717,862 for effecting brokerage transactions totaling $735,586,289 for the fiscal year ended December 31, 2005. The Adviser may, from time to time, enter into similar agreements with other brokers.

The Management Agreement provide that, subject to such policies as the Trustees may determine, the Adviser may cause the Fund to pay a broker-dealer who provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for such fund in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, “brokerage and research services” include:

▪	advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities, or purchasers or sellers of securities;
▪	furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts;
▪	effecting securities transactions and performing functions incidental thereto (such as clearance and settlement);
▪	services that provide lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

The following table shows the brokerage commissions paid by the Fund in the years ended December 31, 2005, 2004 and 2003.

NAME OF FUND	2005 COMMISSIONS	2004 COMMISSIONS	2003 COMMISSIONS
Gateway Fund	$2,133,649	$3,789,206*	$1,361,039

*Commission amounts in 2004 were relatively high as compared to amounts for 2005 and prior years as a result of transitioning the equity portfolio of the Fund from one which owned all 500 stocks of the S&P 500 Index to one that is designed to keep the performance of the Fund within defined parameters of the performance of the index underlying the Fund's option strategy. This migration took place during the third and fourth quarters of 2004.

Although, there was no affiliation between the Trust or Adviser and any broker-dealer in 2005, for the year ended December 31, 2004, the Gateway Fund paid a total of $127,745 of brokerage commissions to Deutsche Bank Securities Inc., an affiliate of an affiliate of the Adviser until April 1, 2004, or 3.4% of the entire amount of commissions paid to all brokers for the Fund. The aggregate amount of transactions involving the payment of these commissions is $79,736,087, or 2.2% of the entire amount of transactions effected through all brokers combined for the Fund. The Gateway Fund paid a total of $196,150 of brokerage commissions to Deutsche Bank Securities Inc. for the year ended December 31, 2003, or 14.4% of the entire amount of commissions paid to all brokers for the Fund. The aggregate amount of transactions involving the payment of these commissions is $114,334,478 or 12.4% of the entire amount of transactions effected through all brokers combined for the Fund.

CODE OF ETHICS

The Trust and the Adviser have each adopted a Code of Ethics which permits employees subject to the codes to invest in securities, including securities that may be purchased or held by the Gateway Fund on a limited basis. You may obtain copies of the Codes from the Securities and Exchange Commission.

PROXY VOTING POLICIES

The Trust recognizes that voting rights are financial assets of the Fund and that they must be managed accordingly, with voting decisions for the Fund being made in the best interests of the Fund’s shareholders. The Adviser, in accordance with general fiduciary principles, is responsible for voting proxies on behalf of its clients. The Adviser, in turn, has formally adopted Institutional Shareholder Services (“ISS”) proxy voting guidelines to determine how each issue on proxy ballots is to be voted and has appointed ISS as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of the Adviser. By adopting these policies and procedures, the Board of Trustees of the Trust confirms that: (1) it has delegated to the Adviser the duty to ensure that the Fund’s proxies are voted in accordance with these policies and procedures, and (2) the Adviser’s use of ISS to fulfill its duty is appropriate. The Trustees review these proxy policies and voting procedures on an annual basis. ISS, with its vast research capabilities, has developed its US Proxy Voting Manual, which provides guidelines for proxy voting that are designed to serve the best interests of investors. Please see Appendix A for a summary of these guidelines. These guidelines outline the rationale for determining how particular issues should be voted. The Adviser has instructed ISS to vote in accordance with the guidelines unless the following conditions apply:

▪
The Adviser’s portfolio management team has decided to override the ISS’s vote recommendation for the Fund based on it own determination that the Fund’s shareholders would best be served with a vote contrary to the ISS recommendation. Such decision(s) are documented by the Adviser and communicated to ISS and to the Board;

▪
ISS does not give a vote recommendation, in which case the Adviser will independently determine how a particular issue should be voted. In these instances, the Adviser, through its portfolio management team, documents the reason(s) used in determining a vote and communicates the Adviser’s voting instruction to ISS. The Adviser will generally seek to vote in accordance with ISS’s guidelines.

Conflicts Of Interest

From time to time, the Adviser or an employee or other affiliate of the Adviser may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if the Adviser has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Only in those instances where (i) an ISS voting recommendation is not being followed, or (ii) ISS does not give a vote recommendation; any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. the Adviser is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine how the proxies in question shall be voted and such determinations will be recorded and reported to the Board of Trustees of the Trust.

How To Obtain Additional Information

A description of these policies and procedures, as well as information regarding how a particular Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be available:

▪	without charge, upon request, by calling toll-free (800) 354-6339; or
▪	on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Fund will send a copy of the requested item(s) within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

ADDITIONAL TAX MATTERS

The tax discussion set forth below and in the prospectus is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Fund.

Federal Tax Matters

The Fund is treated as a separate association taxable as a corporation. It has met, and in the future intends to meet, the requirements of the Internal Revenue Code, applicable to regulated investment companies so as to qualify for the special tax treatment afforded to such companies. Under Subchapter M of the Code, a regulated investment company is not subject to federal income tax on the portion of its net investment income and net realized capital gains which it distributes currently to its shareholders, provided that certain distribution requirements are met, including the requirement that at least 90% of the sum of its net investment income and net short-term capital gains in any fiscal year is so distributed. In addition to this distribution requirement, one of the principal tests which the Fund must meet in each fiscal year in order to qualify as a regulated investment company is the “90% Test.” The 90% Test requires that at least 90% of a fund’s gross income must be derived from dividends, interest and gains from the sale or other disposition of securities, including gains from options.

Tax regulations require the Fund to assume that open option contracts are closed at the end of each year and to include the resulting capital gain or loss (classified 60% long term, 40% short term) in the determination of distributions to shareholders.

Long-term capital gain distributions (i.e., the excess of any net long-term capital gains over net short-term capital losses), after utilization of available capital loss carryforwards, are taxable as long-term capital gains whether received in cash or additional shares, regardless of how long the shareholder has held his or her shares, and are not eligible for the dividends-received deduction for corporations. At December 31, 2005, the Fund had net capital loss carryforwards of $122,095,000 expiring December 31, 2011. Distributions of long-term capital gains which are offset by available loss carryforwards, however, may be taxable as ordinary income.

Distributions on shares of the Fund received shortly after purchase, although substantially in effect a return of capital, are subject to federal income taxes.

The tax status of distributions made by the Fund during the fiscal year will be sent to shareholders shortly after the end of such year. Each prospective investor is advised to consult his or her own tax adviser. Distributions of net investment income are taxable as ordinary income subject to allowable exclusions and deductions. Distributions of capital gains are taxable at either ordinary or long-term capital gains rates, as appropriate, except that all such gains are normally taxable as ordinary income to the extent they are offset by capital loss carryforwards.

State And Local Tax Aspects

The laws of several state and local taxing authorities vary with respect to taxation, and each prospective investor is advised to consult his or her own tax adviser as to the status of his or her shares and distributions in respect of those shares under state and local tax laws.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees is generally responsible for management of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust, approve contracts and authorize the Trust officers to carry out the decisions of the Board.

Under the Trust’s Second Amended Agreement and Declaration of Trust, no annual or regular meetings of shareholders are required. As a result, the Trustees will continue in office until resignation, retirement, death or removal. Trustee vacancies normally are filled by vote of the remaining Trustees. If at any time less than a majority of the Trustees in office has been elected by the shareholders, the Trustees must call a shareholder meeting for the purpose of electing Trustees. At the present time, The Gateway Trust offers only one series, the Gateway Fund. Each Trustee, therefore, oversees only one portfolio.

The following provides information regarding each Trustee who is a “disinterested person” of The Gateway Trust as defined by the Investment Company Act of 1940.

James M. Anderson, Cincinnati Children’s Hospital Medical Center, 3333 Burnet Avenue, Cincinnati, Ohio 45229; Trustee of The Gateway Trust since April 1997; Cincinnati Children’s Hospital Medical Center, President and Chief Executive Officer since November 1996; Trustee of Cincinnati Children’s Hospital Medical Center; Director of Union Central Life; Director of National Stock Exchange; Chairman of the Board of the Cincinnati Branch of the Federal Reserve Bank of Cleveland. Age 64.

Stefen F. Brueckner, The Gateway Trust, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since October 1992; Humana, Inc. (insurance), Vice President - Senior Products since February 2005 and Vice President - Market Operations from July 2001 to February 2005; ProMutual Group (insurance), President and Chief Executive Officer from 1998 to 2000; Anthem Companies, Inc. (insurance), President and Chief Executive Officer from 1995 to 1998. Age 56.

Kenneth A. Drucker, Sequa Corporation, 200 Park Avenue, New York, New York 10166; Trustee of The Gateway Trust since April 1986; Sequa Corporation (industrial equipment), Vice President and Treasurer since 1987; Director of Formica Corp. Age 60.

R. S. (Dick) Harrison, 4040 Mt. Carmel Road, Cincinnati, Ohio 45244; Trustee of The Gateway Trust since April 1996; Retired; Director of Anderson Bank Company of Cincinnati, OH. Age 74.

Susan J. Hickenlooper, The Gateway Trust, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since January 2006; Episcopal Retirement Homes Foundation, President since January 2005, Cincinnati Parks Foundation, Trustee since January 2001 and Treasurer from January 2001 through January 2004. Bartlett & Co. (investment adviser), Senior Portfolio Manager from 1981 through 1998. Age 60.

George A. Turk, The Gateway Trust, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Trustee of The Gateway Trust since January 2006; National Underground Railroad Freedom Center, Financial Analyst since July 2002. Citizens Financial Corporation (insurance company), Director and Audit Committee Chairman since April 2004; Arthur Andersen LLP, Partner from 1982 through 2000. Age 57.

The following provides information regarding each Trustee who is an “interested person” of The Gateway Trust, as defined in the Investment Company Act of 1940. Each is a director, officer and employee of the Trust’s adviser, and an officer and a Trustee of the Trust.

Walter G. Sall, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Chairman of The Gateway Trust since December 1977 and Trustee of The Gateway Trust since April 1986; Gateway Investment Advisers, L.P., Chairman since 1995; Director of Melmedica Children’s Healthcare, Inc; Director of Anderson Bank Company of Cincinnati, OH. Age 61.

J. Patrick Rogers, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; President of The Gateway Trust since January 1997 and Trustee of The Gateway Trust since December 1998; Co-Portfolio Manager of the Gateway Fund from 1994 to 1997; Portfolio Manager of the Gateway Fund since 1997; Gateway Investment Advisers, L.P., Chief Executive Officer since January 2006 and President since 1995. Age 42.
The following provides information regarding each Officer of the Gateway Trust as defined by the Investment Company Act of 1940.

Gary H. Goldschmidt, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President and Treasurer of The Gateway Trust since April 2000; Gateway Investment Advisers, L.P., Chief Financial Officer since 2004 and Controller from 1999 to 2004; Countrywide Fund Services, Inc. (mutual fund service provider), Vice President and Financial Reporting Manager from December 1993 to December 1999. Age 43.

David D. Jones, 395 Sawdust Road, #2148, the Woodlands, TX 77381; Chief Compliance Officer of The Gateway Trust since January 2006. Founder and Managing Member, Drake Compliance, LLC, (compliance consulting firm), since June 2004. David Jones & Assoc., P.C. (law firm), The Woodlands, TX, Founder and Principal since 1998. Citco Mutual Fund Services, Inc., Malvern, PA (third party transfer agent, fund accounting and administration firm), founding Chief Executive Officer from 2001 to 2003. Age 48.

Geoffrey Keenan, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Vice President of The Gateway Trust since April 1996; Gateway Investment Advisers, L.P., Executive Vice President and Chief Operating Officer since December 1995. Age 47.

Donna M. Squeri, Gateway Investment Advisers, L.P., Rookwood Tower, 3805 Edwards Road, Suite 600, Cincinnati, Ohio 45209; Secretary of The Gateway Trust since October 1995; Gateway Investment Advisers, L.P., General Counsel since December 1995 and Chief Compliance Officer since September 2004. Age 46.

Standing Committees

The Trust currently has one standing Committee which is the Audit Committee. The members of the Audit Committee are: Kenneth A. Drucker, Chairman, James M. Anderson and R.S. “Dick” Harrison. The Committee schedules two regular meetings per year and for the year ended December 31, 2005, met two times. The primary function of the Audit Committee is to act on behalf of the Board of Trustees in fulfilling its oversight responsibilities related to the Trust’s internal controls, financial reporting, and audit functions.

Beneficial Ownership of Equity Securities in the Gateway Fund as of December 31, 2005*:

NAME OF TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE GATEWAY FUND
James M. Anderson	over $100,000
Stefen F. Brueckner	over $100,000
Kenneth A. Drucker	over $100,000
R.S. (Dick) Harrison	over $100,000
Susan J. Hickenlooper*	over $100,000
J. Patrick Rogers	over $100,000
Walter G. Sall	over $100,000
George A. Turk*	0

*Ms. Hickenlooper and Mr. Turk were not yet Trustees on December 31, 2005.

Trustee Compensation

Messrs. Sall, Rogers, Keenan, Goldschmidt and Ms. Squeri, each of whom is employed by the Adviser, receive no remuneration from the Trust. Each Trustee of the Trust other than Mr. Sall and Mr. Rogers receives fees as follows: (a) an annual fee of $20,000, payable in equal quarterly installments for services during each fiscal quarter; (b) a $4,000 fee for each regular or special meeting of the Board of Trustees attended in person; (c) a $2,000 fee for each regular or special meeting of the Board attended via teleconference; and (d) $2,000 ($3,000 for the Chairman) for each Audit Committee meeting attended. The Lead Independent Trustee and the Chairman of the Audit Committee also receive an annual fee of $6,000 in each capacity. The Trust also reimburses each Trustee for any reasonable and necessary travel expenses incurred in connection with attendance at such meetings. In addition, Trustees may receive attendance fees for service on other committees.

The following table provides information about the compensation received by each Trustee from the Trust for the year ended December 31, 2005.

NAME OF TRUSTEE	TOTAL COMPENSATION FROM THE GATEWAY TRUST
James M. Anderson	$42,000.00
Stefen F. Brueckner	$38,000.00
Kenneth A. Drucker***	$50,000.00
Beverly J. Fertig*	$9,000.00
R. S. Harrison	$42,000.00
Susan J. Hickenlooper**	0
J. Patrick Rogers	0
Walter G. Sall	0
George A. Turk**	0

*	Beverly J. Fertig has since retired as Trustee.
**	Ms. Hickenlooper and Mr. Turk were not yet Trustees on December 31, 2005.
***	Mr. Drucker was appointed Lead Independent Trustee of the Trust effective January 25, 2006

Shareholder Meetings And Voting

A meeting of shareholders must be called if shareholders holding at least 10% of the Trust’s shares (or shareholders holding at least 10% of any fund’s shares as to any matter affecting only such fund) file a written request for a meeting.

On any matter submitted to a vote of shareholders, shares are voted by fund, unless an aggregate vote is required by the Investment Company Act of 1940. Shares are voted by fund with respect to the approval or amendment of such fund’s advisory contract.

As of December 31, 2005, the shareholders of the Gateway Fund controlled 100% of the outstanding shares of the Trust. Therefore, in the foreseeable future, when the shareholders of the Trust elect the Trustees or vote in the aggregate on any other issue, the shareholders of the Gateway Fund will be able to elect the Trustees or to decide the issue. Shareholders do not have cumulative voting rights as to the election of Trustees. As a result, if a shareholder meeting is called to elect Trustees, a majority of the shares voting at the meeting can elect all of the Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Ernst & Young LLP, 1900 Scripps Center, 312 Walnut Street, Cincinnati, OH 45202 serves as independent auditors for the Trust. Ernst & Young LLP performs an annual audit of the Fund’s financial statements, reviews the Fund’s tax returns, and advises the Fund as to certain accounting matters.

The financial statements and independent auditor’s report required to be included in this SAI are incorporated herein by this reference to the Trust’s Annual Report to Shareholders for the fiscal year ended December 31, 2005.

PRINCIPAL HOLDERS OF FUND SHARES

As of March 31, 2006, the Gateway Fund had 111,205,006 shares outstanding. As of such date, each of the following persons or groups was known by Trust management to be the record and/or beneficial owner (as defined below) of 5% or more of the Fund’s outstanding shares.

NAME AND ADDRESS	NUMBER OF SHARES	PERCENT OF CLASS
Charles Schwab and Company, Inc. Reinvest Account Special Custody Account for Mutual Fund Department 101 Montgomery Street San Francisco, CA 94104	21,109,263	18.98%
National Financial Services Corp. Exclusive Benefit of our Customer Attn: Reconciliation P.O. Box 3908 Church St. Station New York, NY 10008	11,129,070	10.01%
Trustees and officers of the Trust as a group*	1,679,063	1.51%

*	This includes accounts held in a fiduciary capacity in which the Adviser has investment authority (investment and voting power) as defined in the Investment Company Act of 1940.

The SEC has defined “beneficial owner” of a security to include any person who has voting power or investment power with respect to any such security, any person who shares voting power or investment power with respect to any such security or any person who has the right to acquire beneficial ownership of any such security within 60 days.

APPENDIX A

PROXY VOTING GUIDELINES SUMMARY
EFFECTIVE FOR MEETINGS FEBRUARY 1, 2006

1. Operational Items

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors
Vote FOR proposals to ratify auditors, unless any of the following apply:
An auditor has a financial interest in or association with the company, and is therefore not independent,
There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, or Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections
Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:
Composition of the board and key board committees;
Attendance at board and committee meetings;
Corporate governance provisions and takeover activity;
Disclosures under Section 404 of Sarbanes-Oxley Act;
Long-term company performance relative to a market and peer index;
Extent of the director’s investment in the company;
Existence of related party transactions;
Whether the chairman is also serving as CEO;
Whether a retired CEO sits on the board;
Number of outside boards at which a director serves.

WITHHOLD from individual directors who:
Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);
•	Sit on more than six public company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:
•	The company’s poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;
•
The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

•	The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;
•
A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company’s response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:
•	The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);
•
A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:
•	There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);
•	The company fails to submit one-time transfers of stock options to a shareholder vote;
•	The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	The company has poor compensation practices, which include, but are not limited to:
-	Egregious employment contracts including excessive severance provisions;
-	Excessive perks that dominate compensation;
-	Huge bonus payouts without justifiable performance linkage;
-	Performance metrics that are changed during the performance period;
-	Egregious SERP (Supplemental Executive Retirement Plans) payouts;
-	New CEO with overly generous new hire package;
-	Internal pay disparity;
-	Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 Classification of Directors

Inside Director (I)
•	Employee of the company or one of its affiliates; [1]
•	Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);
•	Listed as a Section 16 officer; [2]
•	Current interim CEO;
•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

Affiliated Outside Director (AO)
•	Board attestation that an outside director is not independent;
•	Former CEO of the company;
•	Former CEO of an acquired company within the past five years;
•	Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO’s employment agreement will be made;[3]
•	Former executive of the company, an affiliate or an acquired firm within the past five years;
•	Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;
•	Executive, former executive, general or limited partner of a joint venture or partnership with the company;
•	Relative [4] of a current employee of company or its affiliates;
•	Relative [4] of former executive, including CEO, of company or its affiliate within the last five years;
•	Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;
•	Employed by (or a relative is employed by) a significant customer or supplier; [5]
•	Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; [5]
•	Any material financial tie or other related party transactional relationship to the company;
•	Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;
•	Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; [6]
•	Founder [7] of the company but not currently an employee;
•	Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments[5] from the company or its affiliates. [1]

Independent Outside Director (IO)
•	No material [8] connection to the company other than a board seat.

Footnotes:

1 “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
2 “Executives” (officers subject to Section 16 of the Securities and Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).
3 ISS will look at the terms of the interim CEO’s employment contract to determine if it contains severance pay, long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.
4 “Relative” follows the NYSE definition of “immediate family members” which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director’s home.
5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).
6 Interlocks include: (a) executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).
7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.
8 For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Age Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.
Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify the board.
Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting
Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:
•	the presence of a majority threshold voting standard;
•	a proxy access provision in the company’s bylaws or governance documents; or
•	a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:
•	Annually elected board;
•	Two-thirds of the board composed of independent directors;
•	Nominating committee composed solely of independent directors;
•	Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;
•	Ability of shareholders to call special meetings or act by written consent with 90 days’ notice;
•	Absence of superior voting rights for one or more classes of stock;
•	Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;
•	The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;
•	No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:
•
Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

-	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
-	Serves as liaison between the chairman and the independent directors,
-	Approves information sent to the board,
-	Approves meeting agendas for the board,
-	Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,
-	Has the authority to call meetings of the independent directors,
-	If requested by major shareholders, ensures that he is available for consultation and direct communication;
Two-thirds independent board;
All-independent key committees;
Established governance guidelines;
The company does not under-perform its peers.

Majority of Independent Directors/Establishment of Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Shareholder Proposals
Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).
Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.
Policies should address the specific circumstances at each company. At a minimum, a company’s policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

•	Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;
•	The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee’s status;
•	The policy needs to specify that the process of determining the nominee’s status will be managed by independent directors and must exclude the nominee in question;
•
An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

•
The final decision on the nominee’s status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company’s history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

Office of the Board
Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and
•
The company has an independent chairman or a lead/presiding director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Open Access
Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management’s proxy card, provided the proposal substantially mirrors the SEC’s proposed two-trigger formulation (see the proposed “Security Holder Director Nominations” rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS’ comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

Stock Ownership Requirements
Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits
Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. Proxy Contests

Voting for Director Nominees in Contested Elections
Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
Long-term financial performance of the target company relative to its industry;
Management’s track record;
Background to the proxy contest;
Qualifications of director nominees (both slates);
Strategic plan of dissident slate and quality of critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates);
Stock ownership positions.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Confidential Voting
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:
•	Shareholders have approved the adoption of the plan; or
•
The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•
Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Act by Written Consent
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements
Vote AGAINST proposals to require a supermajority shareholder vote.
Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

Overall Approach
For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Appraisal Rights
Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
Purchase price;
Fairness opinion;
Financial and strategic benefits;
How the deal was negotiated;
Conflicts of interest;
Other alternatives for the business;
Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
Impact on the balance sheet/working capital;
Potential elimination of diseconomies;
Anticipated financial and operating benefits;
Anticipated use of funds;
Value received for the asset;
Fairness opinion;
How the deal was negotiated;
Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:
Dilution to existing shareholders’ position;
Terms of the offer;
Financial issues;
Management’s efforts to pursue other alternatives;
Control issues;
Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
The reasons for the change;
Any financial or tax benefits;
Regulatory benefits;
Increases in capital structure;
Changes to the articles of incorporation or bylaws of the company.
Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital Structure”);
Adverse changes in shareholder rights.

Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark)
Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Cash-out value;
•	Whether the interests of continuing and cashed-out shareholders are balanced; and
•	The market reaction to public announcement of transaction.

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives;
•	Noncompletion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under “Mergers and Corporate Restructurings: Overall Approach.”

Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:
Dilution to existing shareholders’ position;
Terms of the offer;
Financial issues;
Management’s efforts to pursue other alternatives;
Control issues;
Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spinoffs
Vote CASE-BY-CASE on spin-offs, considering:
Tax and regulatory advantages;
Planned use of the sale proceeds;
Valuation of spinoff;
Fairness opinion;
Benefits to the parent company;
Conflicts of interest;
Managerial incentives;
Corporate governance changes;
Changes in the capital structure.

Value Maximization Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:
•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management;
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. State of Incorporation

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-out Provisions
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals
Vote CASE-BY-CASE on proposals to change a company’s state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. Capital Structure

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization
Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company’s performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:
•	Rationale;
•	Good performance with respect to peers and index on a five-year total shareholder return basis;
•	Absence of non-shareholder approved poison pill;
•	Reasonable equity compensation burn rate;
•	No non-shareholder approved pay plans; and
•	Absence of egregious equity compensation practices.

Dual-Class Stock
Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders;
•	It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock
Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.

8. Executive and Director Compensation

Equity Compensation Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
•	The total cost of the company’s equity plans is unreasonable;
•	The plan expressly permits the repricing of stock options without prior shareholder approval;
•	There is a disconnect between CEO pay and the company’s performance;
•	The company’s three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or
•	The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

Repricing Provisions
Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for Performance Disconnect
Generally vote AGAINST plans in which:
•	there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance);
•	the main source of the pay increase (over half) is equity-based, and
•	the CEO is a participant of the equity proposal.
Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

•	The compensation committee has reviewed all components of the CEO’s compensation, including the following:
-	Base salary, bonus, long-term incentives;
-	Accumulative realized and unrealized stock option and restricted stock gains;
-	Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;
-	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program;
-	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation - Tally Sheet.)

•	A tally sheet with all the above components should be disclosed for the following termination scenarios:
-	Payment if termination occurs within 12 months: $_____;
-	Payment if “not for cause” termination occurs within 12 months: $_____;
-	Payment if “change of control” termination occurs within 12 months: $_____.

•
The compensation committee is committed to providing additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

•
The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options[1]  Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance. or performance-accelerated grants.[2]  Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

•
The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Three-Year Burn Rate/Burn Rate Commitment

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met.

If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.
2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

2006 Proxy Season Burn Rate Table

		Russell 3000			Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Mean+STDEV	Mean	Standard Deviation	Mean+ST DEV
1010	Energy	1.53%	0.96%	2.50%	2.03%	2.53%	4.56%
1510	Materials	1.37%	0.74%	2.11%	2.15%	2.01%	4.16%
2010	Capital Goods	1.84%	1.09%	2.93%	2.74%	2.63%	5.37%
2020	Commercial Services & Supplies	2.73%	1.60%	4.33%	3.43%	4.18%	7.61%
2030	Transportation	1.76%	1.71%	3.47%	2.18%	2.12%	4.30%
2510	Automobiles & Components	1.97%	1.27%	3.24%	2.23%	2.29%	4.51%
2520	Consumer Durables & Apparel	2.04%	1.22%	3.26%	2.86%	2.48%	5.35%
2530	Hotels Restaurants & Leisure	2.22%	1.09%	3.31%	2.71%	2.46%	5.17%
2540	Media	2.14%	1.24%	3.38%	3.26%	2.52%	5.77%
2550	Retailing	2.54%	1.59%	4.12%	4.01%	4.03%	8.03%
3010, 3020, 3030	Food & Staples Retailing	1.82%	1.31%	3.13%	2.20%	2.79%	4.99%
3510	Health Care Equipment & Services	3.20%	1.71%	4.91%	4.33%	3.20%	7.53%
3520	Pharmaceuticals & Biotechnology	3.70%	1.87%	5.57%	5.41%	4.74%	10.15%
4010	Banks	1.46%	1.00%	2.46%	1.38%	1.42%	2.79%
4020	Diversified Financials	3.00%	2.28%	5.28%	4.46%	4.01%	8.47%
4030	Insurance	1.52%	1.04%	2.56%	2.25%	2.85%	5.10%
4040	Real Estate	1.30%	1.01%	2.31%	1.12%	1.67%	2.79%
4510	Software & Services	5.02%	2.98%	8.00%	6.92%	6.05%	12.97%
4520	Technology Hardware & Equipment	3.64%	2.48%	6.11%	4.73%	4.02%	8.75%
4530	Semiconductors & Semiconductor Equip.	4.81%	2.86%	7.67%	5.01%	3.06%	8.07%
5010	Telecommunication Services	2.31%	1.61%	3.92%	3.70%	3.41%	7.11%
5510	Utilities	0.94%	0.62%	1.56%	2.11%	4.13%	6.24%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

Characteristics	Annual Stock Price Volatility	PREMIUM
High annual volatility	53% and higher	1 full-value award for 1.5 option shares
Moderate annual volatility	25% - 52%	1 full-value award for 2.0 option shares
Low annual volatility	Less than 25%	1 full-value award for 4.0 option shares

Poor Pay Practices
Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:
•	Egregious employment contracts including excessive severance provisions;
•	Excessive perks that dominate compensation;
•	Huge bonus payouts without justifiable performance linkage;
•	Performance metrics that are changed during the performance period;
•	Egregious SERP (Supplemental Executive Retirement Plans) payouts;
•	New CEO with overly generous hiring package;
•	Internal pay disparity;
•	Other excessive compensation payouts or poor pay practices at the company.

Specific Treatment of Certain Award Types in Equity Plan Evaluations:
Dividend Equivalent Rights
Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions
Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Transferable Stock Option Awards
For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap.
In addition, in order to vote FOR plans with such awards, the structure and mechanics of the on-going transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Other Compensation Proposals and Policies
401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Director Compensation
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
Director stock ownership guidelines with a minimum of three times the annual cash retainer.
Vesting schedule or mandatory holding/deferral period:
-	A minimum vesting of three years for stock options or restricted stock; or
-	Deferred stock payable at the end of a three-year deferral period.
Mix between cash and equity:
-	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
-	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
No retirement/benefits and perquisites provided to non-employee directors; and
Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Disclosure of CEO Compensation-Tally Sheet
Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS’s guidelines:

Component	Amount Earned/Granted	Description
Base Salary	Current figure	Explanation of any increase in base salary
Annual Incentive	Target: Actual earned:	Explanation of specific performance measures and actual deliverables. State amount tied to actual performance. State any discretionary bonus.
Stock Options	Number granted: Exercise price: Vesting: Grant value:	Rationale for determining the number of stock options issued to CEO. Accumulated dividend equivalents (if any).
Restricted Stock	Number granted: Vesting: Grant value:	Performance based or time based. Rationale for determining the number of restricted stock issued to CEO. Accumulated dividends on vested and unvested portion.
Performance Shares	Minimum: Target: Maximum: Actual earned: Grant value:	Explanation of specific performance measures and actual deliverables. Any dividends on unearned performance shares.
Deferred compensation	Executive portion: Company match (if any): Accumulated executive portion: Accumulated company match (if any):
Provide structure and terms of program.

Explanation of interest, formulas, minimum guarantees or multipliers on deferred compensation.

Any holding periods on the company match portion.

Funding mechanism

Supplemental retirement benefit	Actual projected payment obligations	Provide structure and terms of program. Explanation of formula, additional credits for years not worked, multipliers or interest on SERPs. Funding mechanism.
Executive perquisites	Breakdown of the market value of various perquisites	The types of perquisites provided. Examples: company aircraft, company cars, etc.
Gross-ups (if any)	Breakdown of gross-ups for any pay component
Severance associated with change-in-control	Estimated payout amounts for cash, equity and benefits	Single trigger or double trigger.
Severance (Termination scenario under “for cause” and “not for cause”)	Estimated payout amounts for cash, equity and benefits under different scenarios
Post retirement package	Estimated value of consulting agreement and continuation of benefits
Estimated Total Package	$

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Option Exchange Programs/Repricing Options
Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:
Historic trading patterns;
Rationale for the repricing;
Value-for-value exchange;
Treatment of surrendered options;
Option vesting;
Term of the option;
Exercise price;
Participation.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash
Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Programs of Stock Options
One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;
•
Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Shareholder Proposals on Compensation
Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing
Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Option Repricing
Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Pension Plan Income Accounting
Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Performance-Based Awards
Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:
•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);
•
The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
•
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. Corporate Responsibility

Consumer Issues and Public Safety
Animal Rights
Generally vote AGAINST proposals to phase out the use of animals in product testing unless:
•	The company is conducting animal testing programs that are unnecessary or not required by regulation;
•	The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;
•	The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance;
•	The company’s standards are comparable to or better than those of peer firms; and
•	There are no serious controversies surrounding the company’s treatment of animals.

Drug Pricing
Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:
•	The existing level of disclosure on pricing policies;
•	Deviation from established industry pricing norms;
•	The company’s existing initiatives to provide its products to needy consumers;
•	Whether the proposal focuses on specific products or geographic regions.

Drug Reimportation
Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Genetically Modified Foods
Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;
•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs;
•	Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:
•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution;
•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;
•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns
Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS
Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:
•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees;
•	The company’s existing healthcare policies, including benefits and healthcare access for local workers;
•	Company donations to healthcare providers operating in the region.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending
Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:
•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;
•	Whether the company has adequately disclosed the financial risks of its subprime business;
•	Whether the company has been subject to violations of lending laws or serious lending controversies;
•	Peer companies’ policies to prevent abusive lending practices.

Tobacco
Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:
•	Whether the company complies with all local ordinances and regulations;
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;
•	The risk of any health-related liabilities.

Advertising to youth:
•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;
•	Whether the company has gone as far as peers in restricting advertising;
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;
•	Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:
•	The percentage of the company’s business affected;
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:
•	The percentage of the company’s business affected;
•	The feasibility of a spin-off;
•	Potential future liabilities related to the company’s tobacco business.

Stronger product warnings:
Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Toxic Chemicals
Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:
•	Current regulations in the markets in which the company operates;
•	Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and
•	The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Environment and Energy
Arctic National Wildlife Refuge
Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:
New legislation is adopted allowing development and drilling in the ANWR region;
The company intends to pursue operations in the ANWR; and
The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles
Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:
•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;
•	Environmentally conscious practices of peer companies, including endorsement of CERES;
•	Costs of membership and implementation.

Concentrated Area Feeding Operations (CAFOs)
Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:
•	The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or
·	The company does not directly source from CAFOs.

Environmental-Economic Risk Report
Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:
The feasibility of financially quantifying environmental risk factors;
The company’s compliance with applicable legislation and/or regulations regarding environmental performance;
The costs associated with implementing improved standards;
The potential costs associated with remediation resulting from poor environmental performance; and
The current level of disclosure on environmental policies and initiatives.

Environmental Reports
Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming
Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Kyoto Protocol Compliance
Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:
•	The company does not maintain operations in Kyoto signatory markets;
•	The company already evaluates and substantially discloses such information; or,
•	Greenhouse gas emissions do not significantly impact the company’s core businesses.

Land Use
Generally vote AGAINST resolutions that request the disclosure of detailed information on a company’s policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

Nuclear Safety
Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:
•	The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;
•	The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or
•	The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

Operations in Protected Areas
Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:
•	The company does not currently have operations or plans to develop operations in these protected regions; or,
•	The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

Recycling
Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:
•	The nature of the company’s business and the percentage affected;
•	The extent that peer companies are recycling;
•	The timetable prescribed by the proposal;
•	The costs and methods of implementation;
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations.

Renewable Energy
In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report
Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:
The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

General Corporate Issues
Charitable/Political Contributions
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	The company is in compliance with laws governing corporate political activities; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company’s political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company’s political contributions considering:
•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
•	The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Link Executive Compensation to Social Performance
Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:
•	The relevance of the issue to be linked to pay;
•	The degree that social performance is already included in the company’s pay structure and disclosed;
•	The degree that social performance is used by peer companies in setting pay;
•	Violations or complaints filed against the company relating to the particular social performance measure;
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee;
•	Current company pay levels.

Outsourcing/Offshoring
Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:
•	Risks associated with certain international markets;
•	The utility of such a report to shareholders;
•	The existence of a publicly available code of corporate conduct that applies to international operations.

Labor Standards and Human Rights
China Principles
Vote AGAINST proposals to implement the China Principles unless:
•	There are serious controversies surrounding the company’s China operations; and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific Human Rights Reports
Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:
•	The nature and amount of company business in that country;
•	The company’s workplace code of conduct;
•	Proprietary and confidential information involved;
•	Company compliance with U.S. regulations on investing in the country;
•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards
Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:
•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;
•	Agreements with foreign suppliers to meet certain workplace standards;
•	Whether company and vendor facilities are monitored and how;
•	Company participation in fair labor organizations;
•	Type of business;
•	Proportion of business conducted overseas;
•	Countries of operation with known human rights abuses;
•	Whether the company has been recently involved in significant labor and human rights controversies or violations;
•	Peer company standards and practices;
•	Union presence in company’s international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:
•	The company does not operate in countries with significant human rights violations;
•	The company has no recent human rights controversies or violations; or
•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles
Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:
•	Company compliance with or violations of the Fair Employment Act of 1989;
•	Company antidiscrimination policies that already exceed the legal requirements;
•	The cost and feasibility of adopting all nine principles;
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);
•	The potential for charges of reverse discrimination;
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;
•	The level of the company’s investment in Northern Ireland;
•	The number of company employees in Northern Ireland;
•	The degree that industry peers have adopted the MacBride Principles;
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

Military Business
Foreign Military Sales/Offsets
Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs
Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:
•	Whether the company has in the past manufactured landmine components;
•	Whether the company’s peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:
•	What weapons classifications the proponent views as cluster bombs;
•	Whether the company currently or in the past has manufactured cluster bombs or their components;
•	The percentage of revenue derived from cluster bomb manufacture;
•	Whether the company’s peers have renounced future production.

Nuclear Weapons
Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (e.g., Iran)
Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:
•	The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;
•	Compliance with U.S. sanctions and laws.

Spaced-Based Weaponization
Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:
•	The information is already publicly available; or
•	The disclosures sought could compromise proprietary information.

Workplace Diversity
Board Diversity
Generally vote FOR reports on the company’s efforts to diversify the board, unless:
•	The board composition is reasonably inclusive in relation to companies of similar size and business; or
•	The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:
•	The degree of board diversity;
•	Comparison with peer companies;
•	Established process for improving board diversity;
•	Existence of independent nominating committee;
•	Use of outside search firm;
•	History of EEO violations.

Equal Employment Opportunity (EEO)
Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:
•	The company has well-documented equal opportunity programs;
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling
Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:
•	The composition of senior management and the board is fairly inclusive;
•	The company has well-documented programs addressing diversity initiatives and leadership development;
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and
•	The company has had no recent, significant EEO-related violations or litigation.

Sexual Orientation
Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10. Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
Past performance as a closed-end fund;
Market in which the fund invests;
Measures taken by the board to address the discount; and
Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.

Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•
Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds
Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:
•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.